Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 9 – Subsequent Events

1.
On August 17, 2016 the Company announced its decision to reorganize its current mode of operation with respect to its functional inkjet technology (FIT) activity.  As part of this change, the Company will cease supporting the four Gryphon systems currently installed at customer sites, and will re-focus on creating the next generation of digital printer. This will allow the Company to significantly reduce the run-rate of this activity from $5.5 million to approximately $2.5 million, annually.

The Company is in the process of evaluating the implications of this decision on certain assets and liabilities on its balance sheet and expect the net impact to be $400-500 thousand. In addition to these implications, the Company’s third quarter 2016 financial results will include one-time re-structuring costs of $300-400 thousand.

2.
On February 1, 2016, the U.S. Federal Circuit Court held oral argument regarding the Company’s appeal of the judgment of the United States District Court for the District of Minnesota (the “District Court”), according to which the Company’s Falcon inspection system infringed a patent belonging to August Technology Corporation (today Rudolph Technologies Inc., hereinafter “Rudolph", after August Technology’s acquisition by Rudolph), the Federal Circuit Court ruled against the Company, rejected the appeal and affirmed the judgement of the District Court, such that the Company was required to pay Rudolph damages of $14.6 million. Following a withholding tax issue, Rudolph requested the right to foreclose the bond posted by the Company as part of the appeal proceedings. The foreclosure request was granted by the District Court and on August 26, 2016, the Company was informed that the payment had been made and the proceedings completed.

3.
Regarding the additional claim made by Rudolph against the Company alleging that the Eagle system also infringes its patent and asking for an accounting for damages, in August this year the Court granted Rudolph’s motion for summary judgment barring the Company from asserting a validity defense because of its previous loss on the issue in the Falcon case. The Court also refused to address as part of claim construction, claim terms that had been construed previously. There were a number of terms which had not been construed in the first instance that the Court indicated that it would address.

As of October 2016, the parties have begun and almost completed expert discovery. The Court has granted the Company’s motion for sanctions and struck portions of Rudolph technical expert’s report because Rudolph had not been forthcoming with the fact that it had altered the Company’s machine at the inspection in June 2016. Now, Rudolph has filed a motion seeking certain additional discovery and a hearing is set for November 17, 2016.